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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 18, 2001
                Date of Report (Date of earliest event reported)


                           BURRARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



      NEVADA                    000-32567            52-2273215
(State or other jurisdiction (Commission File      (IRS Employer
of incorporation)              Number)              Identification No.)




28, Rue Du Marche                                     CH 1204, Geneve
Address of principal executive offices)               (Zip Code)



                               011-33-4-50-66-98-61
               Registrant's telephone number, including area code



                       Suite 501, 1281 West Georgia Street
                       Vancouver, British Columbia V6C 3E8
          (Former name or former address, if changed since last report)
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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

Burrard Technologies, Inc. ("Burrard") completed the acquisition of Technocall SA, as Swiss corporation ("Technocall") on December 18, 2001. See Item 2 of this Form 8-K. There has been a change of control of Burrard as a result of the completion of this acquisition.

Burrard issued an aggregate of 7,600,000 shares of Burrard's common stock to the shareholders of Technocall in consideration for the acquisition of a 100% interest in Technocall. The issuance of shares to the shareholders of Technocall was in consideration of the transfer by the Technocall shareholders of their respective interests in Technocall, representing in aggregate all of the issued and outstanding shares of Technocall. Concurrent with the closing of this acquisition, Mr. William Robertson, the former president and a former director of Burrard, and Mr. Nick Sirsiris, the former secretary and treasurer and a former director of Burrard, surrendered to Burrard an aggregate of 7,125,000 shares of Burrard's common stock. As a result of these transactions, the number of shares of Burrard's outstanding common stock increased from 17,187,000 shares to 17,662,000 shares.

Mr. Robertson and Mr. Sirsiris have resigned as officers of Burrard. Mr. Fernand Leloroux was appointed as president of Burrard in replacement of Mr. Robertson. Mr. Cyrill Heitzler was appointed as secretary in replacement of Mr. Sirsiris. Mr. Robertson and Mr. Sirsiris resigned as directors of Burrard effective December 17, 2001. There was no disagreement between Burrard and its former directors on any matter relating to Burrard's operations, policies or practices.

As a consequence of the completion of the acquisition of Technocall, the surrender of stock by Mr. Robertson and Mr. Sirsiris and the changes in the board of directors and officers of Burrard, there has been a change in control of Burrard. The shareholders of Technocall are now deemed to be in control of Burrard.

CURRENT  EXECUTIVE  OFFICERS  AND  DIRECTORS


NAME                   AGE     POSITION
Mr.Fernand LeLoroux    63      Director and President
                       --      ----------------------

Mr. Cyril Heitzler     33      Director and Secretary
                       --      ----------------------

Mr. Leloroux is currently the president of Technocall. Mr. Leloroux received his law degree from the National Insurance School of France in 1957. Mr. received his bachelor's degree in philosophy in 1953. Mr. Leloroux has been a director and the chief financial officer of Cartis Inc., a company involved in the treatment of water, since April 2001. Mr. Leloroux was one of the co-founders of International Business Trading SA, a Swiss company specializing in business, industrial and financial engineering, management and debt collection, company domicilation and the import and export of goods, in 1998. Mr. Leloroux has been involved in International Business Trading S.A. since 1998. Mr. Leloroux was one of the co-founders of R.M.J. Conseils S.A., a Swiss company specializing in insurance and reinsurance consulting services, in 1994. Mr. Leloroux was chairman of R.M.J. Conseils S.A. from 1994 to 1998.

Mr. Heitzler received his qualification in production engineering in 1991. Mr. Heitzler is currently the industrial director of Cartis Group Inc., a position that he has held since 2000. Mr. Heitzler was

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previously technical director of Cartis  International Ltd. from 1998 to 2000 where he was involved in the design and pre-industrialization of water treatment stations. Mr. Heitzler was technical director of Tedeco Ltd., a company involved in the design of domestic water treatment stations, from 1995 to 1999. Mr. Heitzler was a manager for SARL CEFCA, a manufacturer of powders for Cartis, since 1997.

PRINCIPAL  SHAREHOLDERS  AND  HOLDINGS  OF  MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of December 18, 2001 by: (i) each of the former shareholders of Technocall, (ii) each of our officers and directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.




                   Name and address       Number  of  Shares    Percentage  of
Title of class     of beneficial owner    of Common Stock       Common Stock(1)
TECHNOCALL SHAREHOLDERS

Common Stock       Advanced Technologies  3,800,000 Shares      21.5%
                   Development Co. Ltd.
                   POB 472 and 504
                   50 Town Range, Gibraltar

Common Stock       Rocasoprane Ltd.       2,538,400 Shares      14.4%
                   Calle 55 El Cangrejo
                   Panama City
                   Republic of Panama

Common Stock       Axiom S.A.             1,261,600 Shares       7.1%
                   62 Quai Gustave Ador
                   CH 1205 Geneva
                   Switzerland

CURRENT OFFICERS AND DIRECTORS

Common Stock       Fernand Leloroux        NIL shares            NIL%
                   President
                   28, Rue du Marche, Ch 1200

Common Stock       Cyril Heitzler          NIL shares            NIL%
                   Secretary and Treasurer
                   28, Rue du Marche, Ch 1200

Common Stock       All Officers and
                   Directors               NIL shares            NIL%
                   as a Group that
                   consists of
                   2 persons.

FORMER OFFICERS AND DIRECTORS

Common Stock       William Robertson        187,500 shares       1.1%
                   Former Director and
                   Former President
                   828 West 7th Avenue
                   Vancouver, BC  V5Z 1C1

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Common Stock       Nick Sirsiris            187,500 shares       1.1%
                   Former Director and
                   Former Secretary
                   and Treasurer
                   Suite 507,
                   1455 East 3rd Avenue
                   Vancouver, BC V5N 1Z7

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(1)     Based  on  a  total  of 17,662,000 shares of our common stock issued and outstanding  as  of  December  18,  2001.
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Except  as  otherwise  noted,  it  is  believed by us that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On December 4, 2001, Burrard entered into a share purchase agreement (the "Share Purchase Agreement") with Technocall SA ("Technocall") and Advanced Technologies Development Co. Ltd., Rocasoprane Ltd. and Axiom S.A. (together, the "Technocall Shareholders") dated for reference November 23, 2001 whereby Burrard agreed to acquire all of the issued and outstanding shares of Technocall in consideration of the issue of 7,600,000 shares of Burrard's common stock to the Technocall Shareholders. The acquisition of Technocall was complete on December 18, 2001 in accordance with the terms of the Share Purchase Agreement. Burrard issued a total of 7,600,000 shares of its common stock to the Technocall shareholders on closing as follows:

     Technocall  Shareholder                         Number  of  Shares
     -----------------------                         ------------------

     Advanced  Technologies  Development  Co.  Ltd.  3,800,000  Shares
     Rocasoprane  Ltd.                               2,538,400  Shares
     Axiom  S.A.                                     1,261,600  Shares

Mr. Fernand Leloroux, the president and a director of Burrard, is the president of Technocall.

TECHNOCALL S.A. offers a wide range of exclusive engineering solutions for the following markets: wastewater treatment industry, farming industry, and potabilization industry.

The Company was founded in 1992. Its purpose was the commercialization and distribution of telecommunication products. Today, Technocall is specialized in the research and development of solutions using advanced technology. The Company has developed an important program of fundamental research and development related to the electronic and computer intelligence applied to the treatment of water (wastewater, farmining industry and potabilization).

In the beginning of September 2001, Technocall focused more essentially on the commercialization of electronic components for water treatment solutions adapted to these markets.

Technocall  is  divided  into  two  main  departments:

-     Electronics  Applied  To  The  Treatment  Of  Water:

Operating  equipment
Software
Pending  patents

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Resources
Management  of  order  books  in  progress

-     Research  and  Development  Department:

Plasturgy and hydraulic technology for the design of units and solutions for the treatment of water.

Subsequently, the Company also provides operational marketing, project management and localization assistance, network server management, and manufacturing of industrial pre-series.

Cyril Heitzler and Fernand Leloroux were directors of Technocall SA and shareholders under 20% of Advanced Technologies Development Co. Limited for Mr. Heitzler and Axiom S.A. for Mr. Leloroux (shareholders of Technocall).

There  is  no  agreement  between  Fernand  Leloroux  and  Cyril  Heitzler.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     None.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     None.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
The Registrant will file financial statements of Technocall SA, a Swiss corporation, by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.

(b)     Pro  forma  Financial  Information.
The Registrant will file pro forma information showing the effect of the acquisition of Technocall SA, a Swiss corporation, by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.

(c)     Exhibits.
                             Exhibit     Description
                             -------     -----------
10.1 Share purchase agreement between Burrard Technologies, Inc., Technocall SA and Advanced Technologies Development Co. Ltd., Rocasoprane Ltd. and Axiom S.A. entered into on December 4, 2001 and dated for reference November 23, 2001

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99.1     Press  Release,  dated  December  4,  2001
99.2     Press  Release,  dated  December  18,  2001

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None.

ITEM  9.  REGULATION  FD  DISCLOSURE

     None.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BURRARD  TECHNOLOGIES,  INC.

Date:  December  21,  2001             By:  /s/  Fernand  Leloroux
                                           ---------------------------
                                           Fernand  Leloroux
                                           President